Rule 424b3
AMERICAN DEPOSITARY
SHARES
One 1 American Depositary
Share
represents
OneTenth of One 110 Share

THE BANK OF NEW YORK
MELLON
AMERICAN DEPOSITARY
RECEIPT
FOR COMMON STOCK OF
TOPDANMARK AS
INCORPORATED UNDER THE
LAWS OF DENMARK
       The Bank of New York
Mellon, as depositary
hereinafter
called the Depositary,
hereby
certifies i that there have
been
deposited with the
Depositary or its
agent, nominee, custodian,
clearing
agency or correspondent, the
securities described above
Shares
or evidence of the right to
receive
such Shares, ii that at the
date
hereof each American
Depositary
Share evidenced by this
Receipt
represents the amount of
Shares
shown above, and that

or registered assigns IS THE
OWNER OF  AMERICAN
DEPOSITARY SHARES
hereby evidenced and called,
and
except as otherwise herein
expressly
provided, is entitled upon
surrender
at the Corporate Trust
Office of the
Depositary, New York, New
York
of this Receipt duly
endorsed for
transfer and upon payment of
the
charges as provided on the
reverse
of this Receipt and in
compliance
with applicable laws or
governmental regulations, at
Owners option 1 to delivery
at the
office of the agent,
nominee,
custodian, clearing agency
or
correspondent of the
Depositary, to
a person specified by Owner,
of the
amount of Deposited
Securities
represented hereby or
evidence of
the right to receive the
same or 2 to
have such Deposited
Securities
forwarded at his cost and
risk to
him at the Corporate Trust
Office of
the Depositary.  The words
Deposited Securities
wherever used
in this Receipt shall mean
the Shares
deposited under the
agreement
created by the Receipts as
hereinafter defined
including such
evidence of the right to
receive the
same, and any and all other
securities, cash and other
property
held by the Depositary in
place
thereof or in addition
thereto as
provided herein.  The word
Owner
wherever used in this
Receipt shall
mean the name in which this
Receipt is registered upon
the books
of the Depositary from time
to time.
 The Depositarys Corporate
Trust
Office is located at a
different
address than its principal
executive
office. Its Corporate Trust
Office is
located at 101 Barclay
Street, New
York, New York 10286, and
its
principal executive office
is located
at One Wall Street, New
York, New
York 10286.
             1.

RECEIPTS.
       This American
Depositary
Receipt this Receipt is one
of a
continuing issue of American
Depositary Receipts
collectively, the
Receipts, all evidencing
rights of
like tenor with respect to
the
Deposited Securities, and
all issued
or to be issued upon the
terms and
subject to the conditions
herein
provided, which shall govern
the
continuing arrangement by
the
Depositary with respect to
initial
deposits as well as the
rights of
holders and Owners of
Receipts
subsequent to such deposits.
       The issuer of the
Receipts is
deemed to be the legal
entity
resulting from the agreement
herein
provided for.
       The issuance of
Receipts
against deposits generally
may be
suspended, or the issuance
of
Receipts against the deposit
of
particular Shares may be
withheld,
if such action is deemed
necessary
or advisable by the
Depositary at
any time and from time to
time
because of any requirements
of any
government or governmental
body
or commission or for any
other
reason.  The Depositary
assumes no
liability with respect to
the validity
or worth of the Deposited
Securities.
             2.
                    TRANSFER
OF RECEIPTS.
       Until the surrender
of this
Receipt in accordance with
the
terms hereof, the Depositary
will
maintain an office in the
Borough
of Manhattan, The City of
New
York, for the registration
of
Receipts and transfers of
Receipts
where the Owners of the
Receipts
may, during regular business
hours,
inspect the transfer books
maintained by the Depositary
that
list the Owners of the
Receipts.  The
transfer of this Receipt is
registrable
on the books of the
Depositary at its
Corporate Trust Office by
the
holder hereof in person or
by duly
authorized attorney, upon
surrender
of this Receipt properly
endorsed
for transfer or accompanied
by
proper instruments of
transfer and
funds sufficient to pay any
applicable transfer taxes,
and the
fees and expenses of the
Depositary
and upon compliance with
such
regulations, if any, as the
Depositary may establish for
such
purpose.  This Receipt may
be split
into other such Receipts, or
may be
combined with other such
Receipts
into one Receipt,
representing the
same aggregate number of
American Depositary Shares
as the
Receipt or Receipts
surrendered.
 Upon such split or
combination not
involving a transfer, a
charge will be
made as provided herein.
The
Depositary may close the
transfer
books at any time or from
time to
time when deemed expedient
by it
in connection with the
performance
of its duties hereunder.
             3.
                    PROOF OF
CITIZENSHIP OR RESIDENCE.
       The Depositary may
require
any holder or Owner of
Receipts, or
any person presenting
securities for
deposit against the issuance
of
Receipts, from time to time,
to file
such proof of citizenship or
residence and to furnish
such other
information, by affidavit or
otherwise, and to execute
such
certificates and other
instruments as
may be necessary or proper
to
comply with any laws or
regulations
relating to the issuance or
transfer
of Receipts, the receipt or
distribution of dividends or
other
property, or the taxation
thereof or
of receipts or deposited
securities,
and the Depositary may
withhold
the issuance or registration
of
transfer of any Receipt or
payment
of such dividends or
delivery of
such property from any
holder,
Owner or other person, as
the case
may be, who shall fail to
file such
proofs, certificates or
other
instruments.
             4.
                    TRANSFER
ABILITY
RECORDOWNERSHIP.
       It is a condition of
this
Receipt and every successive
holder
and Owner of this Receipt by
accepting or holding the
same
consents and agrees, that
title to this
Receipt, when properly
endorsed or
accompanied by proper
instruments
of transfer, is transferable
by
delivery with the same
effect as in
the case of a negotiable
instrument
provided, however, that
prior to the
due presentation of this
Receipt for
registration of transfer as
above
provided, and subject to the
provisions of Article 9
below, the
Depositary, notwithstanding
any
notice to the contrary, may
treat the
person in whose name this
Receipt
is registered on the books
of the
Depositary as the absolute
owner
hereof for the purpose of
determining the person
entitled to
distribution of dividends
and for
any other purpose.
             5.
                    TAX
LIABILITY.
       The Depositary shall
not be
liable for any taxes or
governmental
or other assessments or
charges that
may become payable in
respect of
the Deposited Securities,
but a
ratable part of any and all
of the
same, whether such tax,
assessment
or charge becomes payable by
reason of any present or
future law,
statute, charter provision,
bylaw,
regulation or otherwise,
shall be
payable by the Owner hereof
to the
Depositary at any time on
request.
 Upon the failure of the
holder or
Owner of this Receipt to pay
any
such amount, the Depositary
may
sell for account of such
Owner an
amount of the Deposited
Securities
equal to all or any part of
the
amount represented by this
Receipt,
and may apply the proceeds
in
payment of such obligations,
the
Owner hereof remaining
liable for
any deficiency.
             6.
                    REPRESEN
TATIONS AND WARRANTIES.
       Every person
presenting
Shares for deposit shall be
deemed
thereby to represent and
warrant
that such Shares and each
certificate, if any,
therefor are
validly issued, fully paid
and
nonassessable, that such
Shares
were not issued in violation
of any
preemptive or similar rights
of the
holders of any securities
and that
the person making such
deposit is
duly authorized so to do.
Every
such person shall also be
deemed to
represent that the deposit
of such
securities and the sale of
American
Depositary Shares
representing such
Shares by that person in the
United
States are not restricted
under the
Securities Act of 1933, as
amended
the Securities Act of 1933.
Such
representations and
warranties shall
survive the deposit of such
securities and issuance of
Receipts.
       This Receipt is
issued
subject, and all rights of
the holder
or Owner hereof are
expressly
subject, to the terms and
conditions
set forth on both sides of
this
Receipt, all of which form a
part of
the agreement evidenced in
this
Receipt and to all of which
the
holder or Owner hereof by
accepting this Receipt
consents.
             7.
                    REPORTS
OF ISSUER OF DEPOSITED
SECURITIES VOTING RIGHTS.
       As of the date of the
establishment of the program
for
issuance of Receipts by the
Depositary, the Depositary
believed,
based on limited
investigation, that
the issuer of the Deposited
Securities either i
furnished the
Securities and Exchange
Commission the Commission
with
certain public reports and
documents required by
foreign law
or otherwise or ii published
information in English on
its
Internet website at
www.topdanmark.dk or another
electronic information
delivery
system generally available
to the
public in its primary
trading market,
in either case in compliance
with
Rule 12g32b under the
Securities
and Exchange Act of 1934 as
in
effect and applicable to
that issuer
at that time.  However, the
Depositary does not assume
any
duty to determine if the
issuer of the
Deposited Securities is
complying
with the current
requirements of
Rule 12g32b or to take any
action if
that issuer is not complying
with
those requirements.
       The Depositary shall
be
under no obligation to give
notice to
the holder or Owner of this
Receipt
of any meeting of
shareholders or
of any report of or
communication
from the issuer of the
Deposited
Securities, or of any other
matter
concerning the affairs of
such
issuer, except as herein
expressly
provided.  The Depositary
undertakes to make available
for
inspection by holders and
Owners
of the Receipts at its
Corporate
Trust Office, any reports
and
communication received from
the
issuer of the Deposited
Securities
that are both i received by
the
Depositary as the holder of
the
Deposited Securities and ii
made
generally available to the
holders of
the Deposited Securities by
the
issuer thereof.  Such
reports and
communications will be
available in
the language in which they
were
received by the Depositary
from the
issuer of the Deposited
Securities,
except to the extent, if
any, that the
Depositary in its sole
discretion
elects to both i translate
into English
any of such reports or
communications that were not
in
English when received by the
Depositary and ii make such
translations, if any,
available for
inspection by holders and
Owners
of the Receipts.  The
Depositary has
no obligation of any kind to
translate any of such
reports or
communications or to make
such
translation, if any,
available for
such inspection.
       The Depositary may,
in its
discretion, exercise, in any
manner,
or not exercise, any and all
voting
rights that may exist in
respect of
the Deposited Securities.
The
Depositary may, but assumes
no
obligation to, notify Owners
of an
upcoming meeting of holders
of
Deposited Securities or
solicit
instructions from Owners as
to the
exercise of any voting
rights with
respect to the Deposited
Securities.
Upon the written request of
the
Owner of this Receipt and
payment
to it of any expense
involved, the
Depositary may, in its sole
discretion, but assumes no
obligation to, exercise any
voting
rights with respect to the
amount of
the Deposited Securities
represented
by the American Depositary
Shares
evidenced by this Receipt in
accordance with that
request.
             8.

DISTRIBUT
IONS.
       Until the surrender
of this
Receipt, the Depositary a
shall
distribute or otherwise make
available to the Owner
hereof, at a
time and in such manner as
it shall
determine, any distributions
of cash,
Shares or other securities
or
property other than
subscription or
other rights and b may
distribute or
otherwise make available to
the
Owner hereof, at a time and
in such
manner as it shall
determine, any
distributions of
subscription or other
rights, in each case
received with
respect to the amount of
Deposited
Securities represented
hereby, after
deduction, or upon payment
of the
fees and expenses of the
Depositary
described in Article 13
below, and
the withholding of any taxes
in
respect thereof provided,
however,
that the Depositary shall
not make
any distribution for which
it has not
received satisfactory
assurances,
which may be an opinion of
United
States counsel, that the
distribution
is registered under, or is
exempt
from or not subject to the
registration requirements
of, the
Securities Act of 1933 or
any other
applicable law.  If the
Depositary is
not obligated, under the
preceding
sentence, to distribute or
make
available a distribution
under the
preceding sentence, the
Depositary
may sell such Shares, other
securities, subscription or
other
rights, securities or other
property,
and the Depositary shall
distribute
the net proceeds of a sale
of that
kind to the Owners entitled
to them,
after deduction or upon
payment of
the fees and expenses of the
Depositary described in
Article 13
below and the withholding of
any
taxes in respect thereof.
In lieu of
distributing fractional
American
Depositary Shares for
distributed
Shares or other fractional
securities,
the Depositary may, in its
discretion, sell the amount
of
securities or property equal
to the
aggregate of those
fractions.  In the
case of subscription or
other rights,
the Depositary may, in its
discretion, issue warrants
for such
subscription or other rights
andor
seek instructions from the
Owner of
this Receipt as to the
disposition to
be made of such subscription
or
other rights.  If the
Depositary does
not distribute or make
available to
Owners or sell distributed
subscription or other
rights, the
Depositary shall allow those
rights
to lapse.  Sales of
subscription or
other rights, securities or
other
property by the Depositary
shall be
made at such time and in
such
manner as the Depositary may
deem
advisable.
       If the Depositary
shall find
in its opinion that any cash
distribution is not
convertible in its
entirety or with respect to
the
Owners of a portion of the
Receipts,
on a reasonable basis into
U.S.
Dollars available to it in
the City of
New York, or if any required
approval or license of any
government or agency for
such
conversion is denied or is
not
obtainable within a
reasonable
period, the Depositary may
in its
discretion make such
conversion
and distribution in U.S.
Dollars to
the extent possible, at such
time and
rates of conversion as the
Depositary shall deem
appropriate,
to the Owners entitled
thereto and
shall with respect to any
such
currency not converted or
convertible either i
distribute such
foreign currency to the
holders
entitled thereto or ii hold
such
currency for the respective
accounts
of such Owners uninvested
and
without liability for
interest thereon,
in which case the Depositary
may
distribute appropriate
warrants or
other instruments evidencing
rights
to receive such foreign
currency.
             9.
                    RECORD
DATES ESTABLISHED BY
DEPOSITARY.
       Whenever any cash
dividend or other cash
distribution
shall become payable or any
distribution other than cash
shall be
made, or whenever rights
shall be
offered, with respect to
Deposited
Securities, or whenever the
Depositary shall receive
notice of
any meeting of Owners of
Deposited Securities, or
whenever it
is necessary or desirable to
determine the Owners of
Receipts,
the Depositary will fix a
record date
for the determination of the
Owners
generally or the Owners of
Receipts
who shall be entitled to
receive such
dividend, distribution or
rights, or
the net proceeds of the sale
thereof,
to give instructions for the
exercise
of voting rights at any such
meeting
or responsible for any other
purpose
for which the record date
was set.
             10.
                    CHANGES
AFFECTING DEPOSITED
SECURITIES.
       Upon i any change in
nominal value or any
subdivision,
combination or any other
reclassification of the
Deposited
Securities, or ii any
recapitalization,
reorganization, sale of
assets
substantially as an
entirety, merger
or consolidation affecting
the issuer
of the Deposited Securities
or to
which it is a party, or iii
the
redemption by the issuer of
the
Deposited Securities at any
time of
any or all of such Deposited
Securities provided the same
are
subject to redemption, then
and in
any such case the Depositary
shall
have the right to exchange
or
surrender such Deposited
Securities
and accept and hold
hereunder in
lieu thereof  other shares,
securities,
cash or property to be
issued or
delivered in lieu of or in
exchange
for, or distributed or paid
with
respect to, such Deposited
Securities.  Upon any such
exchange or surrender, the
Depositary shall have the
right, in its
discretion, to call for
surrender of
this Receipt in exchange
upon
payment of fees and expenses
of
the Depositary for one or
more new
Receipts of the same form
and tenor
as this Receipt, but
describing the
substituted Deposited
Securities.  In
any such case the Depositary
shall
have the right to fix a date
after
which this Receipt shall
only entitle
the Owner to receive such
new
Receipt or Receipts.  The
Depositary shall mail notice
of any
redemption of Deposited
Securities
to the Owners of Receipts,
provided
that in the case of any
redemption
of less than all of the
Deposited
Securities, the Depositary
shall
select in such manner as it
shall
determine an equivalent
number of
American Depositary Shares
to be
redeemed and shall mail
notice of
redemption only to the
Owners of
Receipts evidencing those
American
Depositary Shares.  The sole
right of
the Owners of Receipts
evidencing
American Depositary Shares
designated for redemption
after the
mailing of such notice of
redemption shall be to
receive the
cash, rights and other
property
applicable to the same, upon
surrender to the Depositary
and
upon payment of its fees and
expenses of the Receipts
evidencing
such American Depositary
Shares.
             11.

LIABILITY
OF DEPOSITARY.
       The Depositary shall
not
incur any liability to any
holder or
Owner of this Receipt i if
by reason
of any provisions of any
present or
future law of the United
States of
America, any state thereof,
or of
any other country, or of any
governmental or regulatory
authority, or by reason of
any
provision, present or
future, of the
charter or articles of
association or
similar governing document
of the
issuer or of the Deposited
Securities, the Depositary
shall be
prevented, delayed or
forbidden
from or subjected to any
civil or
criminal penalty or
extraordinary
expenses on account of doing
or
performing any act or thing
which
by the terms hereof it is
provided
shall be done or performed,
ii by
reason of any nonperformance
or
delay, caused as specified
in clause
i above, in the performance
of any
act or thing which by the
terms of
this Receipt it is provided
shall or
may be done or performed,
iii by
reason of any exercise of,
or failure
to exercise, any discretion
provided
for herein, iv for the
inability of any
Owner or holder to benefit
from
any distribution, offering,
right or
other benefit which is made
available to holders of
Deposited
Securities but is not made
available
to Owners or holders, v for
any
special, consequential or
punitive
damages for any breach of
the
terms of this Receipt or vi
arising
out of any act of God,
terrorism or
war or any other
circumstances
beyond its control.
       The Depositary shall
not be
responsible for any failure
to carry
out any requests to vote any
Deposited Securities or for
the
manner or effect of any vote
that is
cast either with or without
the
request of any Owner, or for
not
exercising any right to vote
any
Deposited Securities.
       The Depositary does
not
assume any obligation and
shall not
be subject to any liability
to holders
or Owners hereunder other
than
agreeing to act without
negligence or
bad faith in the performance
of
such duties as are
specifically set
forth herein.
       The Depositary shall
be
under no obligation to
appear in,
prosecute or defend, any
action, suit
or other proceeding in
respect of
any of the Deposited
Securities or in
respect of the Receipts on
behalf of
Owners or holders or any
other
persons.  The Depositary
shall not
be liable for any action or
nonaction
by it in reliance upon the
advice of
or information from legal
counsel,
accountants or any other
persons
believed by it in good faith
to be
competent to give such
advice or
information.
       The Depositary,
subject to
Article 14 hereof, may
itself
become the owner of and deal
in
securities of any class of
the issuer
of the Deposited Securities
and in
Receipts of this issue.
             12.
                    TERMINAT
ION OF AGREEMENT AND
SURRENDER OF THIS
RECEIPT.
       The Depositary may at
any
time terminate the agreement
evidenced by this Receipt
and all
other Receipts by mailing
notice of
such termination to the
Owners of
all Receipts then
outstanding at their
addresses appearing upon the
books
of the Depositary, at least
thirty
days prior to the date fixed
in such
notice for termination.  On
and after
such date of termination the
Owner
hereof, upon surrender of
this
Receipt at the Corporate
Trust
Office of the Depositary,
will be
entitled to delivery of the
amount of
the Deposited Securities
represented
hereby upon the same terms
and
conditions, and upon payment
of a
fee at the rates provided
herein with
respect to the surrender of
this
Receipt for Deposited
Securities and
on payment of applicable
taxes and
charges.  The Depositary may
convert any dividends
received by it
in cash after the
termination date
into U.S. Dollars as herein
provided,
and after deducting
therefrom the
fees of the Depositary and
referred
to herein and any taxes and
governmental charges and
shall
thereafter hold the balance
of said
dividends for the pro rata
benefit of
the Owners of the respective
Receipts.  As to any
Receipts not so
surrendered within thirty
days after
such date of termination the
Depositary shall thereafter
have no
obligation with respect to
the
collection or disbursement
of any
subsequent dividends or any
subscriptions or other
rights
accruing on the Deposited
Securities.  After the
expiration of
three months from such date
of
termination the Depositary
may sell
any remaining Deposited
Securities
in such manner as it may
determine,
and may thereafter hold
uninvested
the net proceeds of any such
sale or
sales together with any
dividends
received prior to such sale
or the
U.S. Dollars received on
conversion
thereof, unsegregated and
without
liability for any interest
thereon, for
the pro rata benefit of the
Owners
of the Receipts that have
not
theretofore been surrendered
for
cancellation, such Owners
thereupon becoming general
creditors of the Depositary
with
respect to such net
proceeds.  After
making such sale, or if no
such sale
can be made after the
expiration of
one year from such date of
termination, the Depositary
shall be
discharged from all
obligations
whatsoever to the holders
and
Owners of the Receipts
except to
make distribution of the net
proceeds of sale and of such
dividends after deducting
all fees,
charges and expenses of the
Depositary or of the
Deposited
Securities, in case no sale
can be
made, upon surrender of the
Receipts.
             13.
                    CERTAIN
FEES AND CHARGES OF THE
DEPOSITARY.
       The Depositary may
charge
any party depositing or
withdrawing
Shares, any party
transferring or
surrendering Receipts, any
party to
whom Receipts are issued
including
issuance pursuant to a stock
dividend or stock split or
an
exchange of stock or
distribution
pursuant to Articles 8 or 10
or
Owners, as applicable, i
fees for the
delivery or surrender of
Receipts
and deposit or withdrawal of
Shares, ii fees for
distributing cash,
Shares or other property
received in
respect of Deposited
Securities, iii
taxes and other governmental
charges, iv registration or
custodial
fees or charges relating to
the
Shares, v cable, telex and
facsimile
transmission expenses, vi
foreign
currency conversion expenses
and
fees, vii depositary
servicing fees
and viii any other fees or
charges
incurred by the Depositary
or its
agents in connection with
the
Receipt program.  The
Depositarys
fees and charges may differ
from
those of other depositaries.
The
Depositary reserves the
right to
modify, reduce or increase
its fees
upon thirty 30 days notice
to the
Owner hereof.  The
Depositary will
provide, without charge, a
copy of
its latest schedule of fees
and
charges to any party
requesting it.
       The Depositary may
charge
fees for receiving deposits
and
issuing Receipts, for
delivering
Deposited Securities against
surrendered Receipts, for
transfer of
Receipts, for splits or
combinations
of Receipts, for
distribution of each
cash or other distribution
on
Deposited Securities, for
sales or
exercise of rights, or for
other
services performed
hereunder.  The
Depositary reserves the
right to
modify, reduce or increase
its fees
upon thirty 30 days notice
to the
Owner hereof.  The
Depositary will
provide, without charge, a
copy of
its latest fee schedule to
any party
requesting it.
             14.
                    PRERELEA
SE OF RECEIPTS.
       Notwithstanding any
other
provision of this Receipt,
the
Depositary may execute and
deliver
Receipts prior to the
receipt of
Shares PreRelease. The
Depositary
may deliver Shares upon the
receipt
and cancellation of Receipts
which
have been PreReleased,
whether or
not such cancellation is
prior to the
termination of such
PreRelease or
the Depositary knows that
such
Receipt has been
PreReleased.  The
Depositary may receive
Receipts in
lieu of Shares in
satisfaction of a
PreRelease.  Each PreRelease
will
be a preceded or accompanied
by a
written representation from
the
person to whom Receipts or
Shares
are to be delivered that
such person,
or its customer, owns the
Shares or
Receipts to be remitted, as
the case
may be, b at all times fully
collateralized with cash or
such
other collateral as the
Depositary
deems appropriate, c
terminable by
the Depositary on not more
than
five 5 business days notice,
and
d subject to such further
indemnities
and credit regulations as
the
Depositary deems
appropriate.  The
number of American
Depositary
Shares which are outstanding
at any
time as a result of
PreReleases will
not normally exceed thirty
percent
30 of the Shares deposited
with the
Depositary provided,
however, that
the Depositary reserves the
right to
change or disregard such
limit from
time to time as it deems
appropriate.
       The Depositary may
retain
for its own account any
compensation received by it
in
connection with the
foregoing.
             15.
                    COMPLIAN
CE WITH U.S. SECURITIES
LAWS.
       Notwithstanding any
terms
of this Receipt to the
contrary, the
Depositary will not exercise
any
rights it has under this
Receipt to
prevent the withdrawal or
delivery
of Deposited Securities in a
manner
which would violate the
United
States securities laws
including, but
not limited to, Section 1A1
of the
General Instructions to the
Form F6
Registration Statement, as
amended
from time to time, under the
Securities Act of 1933.
             16.
                    GOVERNIN
G LAW VENUE OF ACTIONS
JURY TRIAL WAIVER.
       This Receipt shall be
interpreted and all rights
hereunder
and provisions hereof shall
be
governed by the laws of the
State of
New York.
       All actions and
proceedings
brought by any Owner or
holder of
this Receipt against the
Depositary
arising out of or relating
to the
Shares or other Deposited
Securities, the American
Depositary
Shares or the Receipts, or
any
transaction contemplated
herein,
shall be litigated only in
courts
located within the State of
New
York.
       EACH OWNER AND
HOLDER HEREBY
IRREVOCABLY WAIVES, TO
THE FULLEST EXTENT
PERMITTED BY APPLICABLE
LAW, ANY RIGHT IT MAY HAVE
TO A TRIAL BY JURY IN ANY
SUIT, ACTION OR PROCEEDING
AGAINST THE DEPOSITARY
DIRECTLY OR INDIRECTLY
ARISING OUT OF OR RELATING
TO THE SHARES OR OTHER
DEPOSITED SECURITIES, THE
AMERICAN DEPOSITARY
SHARES OR THE RECEIPTS, OR
ANY TRANSACTION
CONTEMPLATED HEREIN, OR
THE BREACH HEREOF,
INCLUDING WITHOUT
LIMITATION, ANY QUESTION
REGARDING EXISTENCE,
VALIDITY OR TERMINATION
WHETHER BASED ON
CONTRACT, TORT OR ANY
OTHER THEORY.
             17.
                    AMENDME
NT OF RECEIPTS.
       The form of the
Receipts
and the agreement created
thereby
may at any time and from
time to
time be amended by the
Depositary
in any respect which it may
deem
necessary or desirable. Any
amendment which shall
prejudice
any substantial existing
right of
Owners shall not become
effective
as to outstanding Receipts
until the
expiration of thirty 30 days
after
notice of such amendment
shall
have been given to the
Owners of
outstanding Receipts
provided,
however, that such thirty 30
days
notice shall in no event be
required
with respect to any
amendment
which shall impose or
increase any
taxes or other governmental
charges, registration fees,
cable,
telex or facsimile
transmission
costs, delivery costs or
other such
expenses. Every Owner and
holder
of a Receipt at the time any
amendment so becomes
effective
shall be deemed, by
continuing to
hold such Receipt, to
consent and
agree to such amendment and
to be
bound by the agreement
created by
Receipt as amended thereby.
In no
event shall any amendment
impair
the right of the Owner of
any
Receipt to surrender such
Receipt
and receive therefor the
amount of
Deposited Securities
represented by
the American Depositary
Shares
evidenced thereby, except in
order
to comply with mandatory
provisions of applicable
law.